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                                                                   EXHIBIT 10.56

                          SECOND AMENDED AND RESTATED
                         LIMITED PARTNERSHIP AGREEMENT
                                       OF
                        TAYLOR FAMILY PARTNERSHIP, L.P.



     THIS SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT is entered into as of the 5th day of February, 1997, by and among the parties listed on Schedule A hereto and designated as general partners (each separately a "General Partner" and collectively, the "General Partners"), Sidney J. Taylor, as a limited partner (the "Class A Limited Partner"), and each of the parties listed on Schedule A hereto and designated thereon as a Class C Limited Partner (each separately a "Class C Limited Partner" and collectively, the "Class C Limited Partners").

                                R E C I T A L S

     As of December 29, 1992, the General Partners and the Class A Limited Partner entered into a Partnership Agreement of Taylor Family Partnership, L.P. and as of February 22, 1994 such parties entered into an Amended and Restated Limited Partnership Agreement of Taylor Family Partnership, L.P. (the "Prior Partnership Agreement").

     The parties hereto wish to (i) enter into a definitive agreement with respect to those amendments to the Prior Partnership Agreement effected as of the Effective Date, (ii) admit the Class C Limited Partners as limited partners of the Partnership, effective as of the date of this Agreement, and (iii) restate the Prior Partnership Agreement in its entirety as set forth herein.


                                   ARTICLE I

                      CONTINUATION OF LIMITED PARTNERSHIP


     The parties hereby continue the limited partnership (the "Partnership") under the provisions of the Revised Uniform Limited Partnership Act of the State of Illinois (the "Act"), and known as Taylor Family Partnership, L.P., and except as herein otherwise expressly provided, the rights and liabilities of the Partners shall be as provided in the Act.


                                   ARTICLE II

                                      NAME


     The business of the Partnership shall be conducted under the name Taylor Family Partnership, L.P. or such other name as the General Partners shall hereafter designate.


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                                  ARTICLE III

                                  DEFINITIONS


     3.1 "Agreement" means this Limited Partnership Agreement, as amended, modified or supplemented from time to time.

     3.2 The "Associates" of a Partner are the spouse, descendents, ancestors, brothers or sisters of a Partner or the grantor or beneficiary of a Partner which is a trust, any trust for the exclusive benefit of a Partner and/or any of the foregoing, the estate of any of the foregoing, or any limited liability company, partnership or corporation, if more than fifty percent (50%) of the equity interest in such limited liability company, partnership or corporation is owned by such Partner and/or another Associate(s) of such Partner.

     3.3 "Capital Account" means an account maintained for each Unit Holder in accordance with Article VIII hereof.

     3.4 "Class A Limited Partner" refers to the holder of the Class A Limited Partner interest, which initially, as of the Effective Date and as of the date of this Agreement shall be Sidney J. Taylor, having the rights of the Class A Limited Partner pursuant to this Agreement.

     3.5 "Class A Limited Partner Effective Date Preferential Return Amount" shall mean the unpaid Class Limited Partner Preferential Return under the Prior Partnership Agreement as of the Effective Date set forth on Exhibit A hereto.

     3.6 "Class A Limited Partner Preferential Return" means a cumulative annual compounded preferential return computed for periods after the Effective Date (which annual compounding shall be determined as of the 31st day of December in each calendar year) equal to the product of (i) ten and one-half percent (10.5%) of the Class A Limited Partner Preferential Return Amount during the period of computation, times (ii) a fraction, the numerator of which is equal to the number of days elapsed during the applicable period of computation and the denominator of which is equal to three hundred sixty-five (365).

     3.7 "Class A Limited Partner Preferential Return Amount" shall mean, as of any date of determination from and after the Effective Date, the Class A Limited Partner Effective Date Preferential Return Amount, minus the aggregate amount of distributions to the Class A Limited Partner on account of the Class A Limited Partner Preferential Return Amount from and after the Effective Date and on or prior to such date of determination.

     3.8 "Class A Limited Partner Effective Date Value" means the aggregate amount of distributions (other than distributions on account of the Class A Limited Partner Preferential Return and the Class A Limited Partner Preferential Return Amount) that would be payable to the Class A Limited Partner as of the Effective Date if (i) all of the assets of the Partnership as of the Effective Date (which then consisted of 750,000 shares of CTFG Common Stock) were sold for fair market value on the Effective Date, and (ii) the proceeds thereof were then applied and distributed in accordance with Section 18.2 of this Agreement; as set forth on Exhibit B hereto.


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     3.9 "Class A Participating Percentage" means, the product of (1) a fraction, stated as a percentage, the numerator of which is the Class A Limited Partner Effective Date Value and the denominator of which is the sum of the Class A Limited Partner Effective Date Value and the General Partner Effective Date Values for all General Partners, multiplied by (2) 100% minus the Class C Participating Percentage.

     3.10 "Class B Limited Partner" means any General Partner whose interest is converted to a Limited Partner interest pursuant to Section 15.6 hereof.

     3.11 "Class C Limited Partner" refers to each holder of a Class C Limited Partner interest as designated on Schedule A hereto.

     3.12 "Class C Participating Percentage" means the percentage derived by dividing the aggregate number of shares of CTFG Common Stock contributed by the Class C Limited Partners by the aggregate number of such shares of CTFG Common Stock owned by the Partnership as of the date of, and after giving effect to, such contribution.

     3.13 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     3.14 "CTFG" means Cole-Taylor Financial Group, Inc., a Delaware corporation.

     3.15 "Effective Date" means October 16, 1996.

     3.16 "Fiscal Period" means the period beginning on the day immediately succeeding the last day of the immediately preceding Fiscal Period (or in the case of the first Fiscal Period, the date of this Agreement) and ending with the earliest occurrence of the following events:

          (a) The last day of the fiscal year of the Partnership;

          (b) The day immediately preceding the day on which an additional Partner is admitted to the Partnership in exchange for his or her capital contribution to the Partnership;

          (c) The day immediately preceding the day on which a Unit Holder makes additional contributions to the Partnership;

          (d) The day on which a General Partner withdraws from the Partnership; or

          (e) The day on which any of a Unit Holder's Units are redeemed by the Partnership.

     3.17 "General Partner" refers to each General Partner as designated as such on Schedule A hereto, but in the event that no such party is at any time acting as a General Partner, the term shall mean the party or parties then acting in such capacity.

     3.18 "General Partner Unit" means a Unit owned by a General Partner as general partner and assignees of such General Partner.


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     3.19 "General Partner Effective Date Value" means, with respect to each
General Partner, the aggregate amount of distributions that would be payable to such General Partner as of the Effective Date if (i) all of the assets of the Partnership as of the Effective Date (which then consisted of 750,000 shares of CTFG Common Stock) were sold for fair market value on the Effective Date, and
(ii) the proceeds thereof were then applied and distributed in accordance with
Section 18.2 of this Agreement; and the amount and determination of the General Partner Effective Date Value for each General Partner is set forth on Exhibit B hereto.

     3.20 "General Partner Participating Percentage" means, with respect to each General Partner, the product of (i) a fraction, stated as a percentage, the numerator of which is the General Partner Effective Date Value for such General Partner and the denominator of which is the sum of the Class A Limited Partner Effective Date Value and the General Partner Effective Date Values of all General Partners, multiplied by (2) 100% minus the Class C Participating Percentage.

     3.21 "Limited Partner" means each Class A Limited Partner, any Class B Limited Partner, any Class C Limited Partners and any party admitted as a substituted Limited Partner pursuant to Article XVI, and "Limited Partners" means all of the foregoing.

     3.22 "Limited Partner Unit" means a Unit owned by a Limited Partner as limited partner and assignees of such Limited Partner.

     3.23 "Participating Percentage" means the percentage of interest held by a Unit Holder as listed on Schedule A, and the respective Participating Percentages for the Class A Limited Partner, the Class C Limited Partners and the General Partners as of the date of this Agreement shall be the respective amounts of the Class A Participating Percentage, the Class C Participating Percentage and the General Partner Participating Percentages, as set forth on Schedule A. The Participating Percentage of a Unit Holder shall be determined for any Fiscal Period of the Partnership by dividing the balance in each Unit Holder's Capital Account as of the first day of the Fiscal Period by the sum of the balance in the Capital Accounts of all Unit Holders as of the first day of the Fiscal Period.

     3.24 "Partners" means the General Partners and the Limited Partners, where no distinction is required by the context in which the term is used herein.

     3.25 "Partnership" means the limited partnership continued pursuant to this Agreement by the parties hereto, as said partnership may from time to time be constituted.

     3.26 "Person" means any individual, partnership, limited liability company, corporation trust or other entity.

     3.27 "Profits and Losses" shall mean the net profits and net losses of the Partnership as shown in its books of account after deduction of expenses, depreciation and such other charges or additions as are appropriate under the accounting method used by the Partnership for federal tax purposes, except that as to property reflected as a value different from its adjusted tax basis, Profits and Losses shall be reflected by using the Book Allocations as described in Section 8.5(a).



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     3.28 "TCG" means Taylor Capital Group, Inc., a Delaware corporation.

     3.29 "Unit" means an interest in the Partnership. The Units held by a Unit Holder shall be as listed on Schedule A, as amended from time to time. Upon the admission of a Unit Holder or the acquisition or redemption of a Unit Holder's Units, the Units are to be reallocated by dividing the amount of each Unit Holder's Capital Account by the total of all of the Capital Accounts of all Unit Holders. The General Partner may adjust the numbers of Units for administrative purposes so long as such adjustment is made on a uniform basis among all Unit Holders and does not adversely effect the economic interests of any Unit Holder.

     3.30 "Unit Holder" means any Person who owns a Unit, regardless of whether such Person has been admitted to the Partnership as a General Partner or as a Limited Partner.


                                   ARTICLE IV

                                    PURPOSE

     The purpose of the Partnership is to engage in any lawful act or activity for which limited partnerships may be organized under the laws of the State of Illinois. This broad purpose clause shall not be interpreted to require a Partner to refer any investment opportunity to the Partnership, except as provided expressly herein.


                                   ARTICLE V

                    NAMES AND BUSINESS ADDRESSES OF PARTNERS

     The names and business addresses of the General Partners and the Limited Partners are as set forth in Schedule A attached hereto and made a part hereof.


                                   ARTICLE VI

                                      TERM

     The Partnership shall continue until December 31, 2092, unless sooner terminated as hereinafter provided.


                                  ARTICLE VII

                          PRINCIPAL PLACE OF BUSINESS

     The principal place of business and office of the Partnership shall be c/o Taylor Capital Group, Inc., 350 East Dundee Road, Wheeling, Illinois, 60090 or such other place or places as


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the General Partnership may designate.  The registered agent of the Partnership shall be Melvin E. Pearl.


                                  ARTICLE VIII

                          CAPITAL ACCOUNTS/ALLOCATIONS


     8.1 The determination and amount of the respective Capital Accounts of the Partners as of the date of this Agreement, after giving effect to the amendments to the Prior Partnership Agreement effected as of the Effective Date, as provided for in this Agreement, and the admission of the Class C Limited Partners as of the date of this Agreement, is set forth on Exhibit C hereto.

     8.2 Any Partner may make additional contributions to the Partnership, subject to the unanimous consent of the Partners. If such an additional contribution is made and accepted by the General Partners on behalf of the Partnership, the General Partners shall value the contribution as well as the Partnership's other assets, in each case at fair market value, as of the date the additional contribution was made and the Partners' Capital Accounts shall be adjusted as provided in this Agreement.

     8.3 Adjustments to Capital Accounts. At the end of each Fiscal Period after the date of this Agreement, the Capital Account of each Unit Holder shall be adjusted in the following manner and order:

          (a) The amount of any distribution (which, in the case of property in kind, shall be its fair market value), other than distributions to the Class A Limited Partner on account of the Class A Limited Partner Preferential Return of the Class A Limited Partner Preferential Return Amount, made to any Unit Holder during such Fiscal Period shall reduce such Unit Holder's Capital Account.

          (b) Any Partnership Losses for such Fiscal Period allocable to a Unit Holder shall reduce the Capital Account of such Unit Holder.

          (c) Any Partnership Profits for such Fiscal Period allocable to a Unit Holder (other than Profits allocated to the Class A Limited Partner under
Section 8.5(c)(2)) shall increase the Capital Account of such Unit Holder.

     8.4 Other Adjustments to Capital Accounts.

          (a) All capital contributions made by any Unit Holder shall be credited to its Capital Account as of the first day of the Fiscal Period in which such contribution is made.

          (b) In the event of a transfer of any or all of a Unit Holder's Units, the transferor's Capital Account shall be reduced by the portion of the transferor's Capital Account attributable to the transferred Units, and the transferee's Capital Account shall be increased for the portion of the transferor's Capital Account attributable to the transferred Units.


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          (c) In the event of a redemption of a Unit Holder's interest in whole or part or an additional capital contribution (other than a de minimis amount) the General Partners shall revalue the Partnership's property (the "Revaluation Adjustment") according to the principles of Treasury Regulation Section 1.704-1(b)(2)(iv)(f) and maintain the Capital Accounts consistent with the revaluation. The Revaluation Adjustment shall be made in the following manner.

               (i) The unrealized income, gain, loss, or deduction inherent in each item of Partnership property (that has not previously been allocated to the Unit Holders), shall be allocated among the Unit Holders in accordance with their Participating Percentages as if there were a sale of such Partnership property for its fair market value on the date of the Revaluation Adjustment; and

               (ii) Following the Revaluation Adjustment, Book Allocations (as defined in Section 8.5) of all Partnership Profits and Losses (and items thereof) relating to the Partnership property, shall be allocated in accordance with the Unit Holders' Participating Percentages for such Fiscal Period.

     8.5 Allocations of Partnership Items.

          (a) If any Partnership property is properly reflected in the books of the Partnership at a value that differs from the adjusted tax basis of such property and, as a result, the items of income, deduction, credit, gain or loss allocable with respect to such property based upon the value of the property on the Partnership's books (the "Book Allocations") are more or less than the items of income, deduction, credit, gain or loss allocable with respect to such Property for tax purposes (the "Tax Allocations"), the allocations of Profits and Losses pursuant to Section 8.4(c)(ii) above with respect to such property shall be deemed to refer solely to the Book Allocations, and the Tax Allocations to the Unit Holders shall be made pursuant to Section 8.6(b) below in accordance with Code Section 704(c).

          (b) For purposes of Book Allocations, any depreciation, amortization or other cost recovery deduction allowable for any year or other period with respect to any item of Partnership property that is properly reflected on the Partnership's books at a value that differs from the adjusted tax basis of such Property shall be in an amount that bears the same ratio to the fair market value of the Property at the beginning of such year or period as the depreciation, amortization, or other cost recovery deduction for such year or period bears to the adjusted tax basis of the Property at the beginning of such year or period.

          (c) For each Fiscal Period the allocation of Profits and Losses shall be as follows:


               (1) First, to the Class C Limited Partners, until the total Profits and Losses allocated pursuant to this Section 8.5(c)(1) for all years since the date of this Agreement is equal to the sum of the products of the Class C Limited Partners' Participating Percentages for each Fiscal Period times the Profits and Losses for each respective Fiscal Period;



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               (2)  Second, there shall be a special allocation of gross income
                    (or, if there is no gross income, then gain) to the Class A Limited Partner, until the total amount allocated pursuant to this Section 8.5(c)(2) since the Effective Date is equal to the total amount of distributions made to the Class A Limited Partner since the Effective Date pursuant to Sections 9.2(a) and 9.2(b) of this Agreement and the comparable provision under Article IX of the Prior Partnership Agreement and pursuant to Section 18.2 of this Agreement;

               (3) All remaining Profits and Losses, and items of income, deduction, credit, gain and loss shall be allocated among the Partners (other than the Class C Limited Partners) in proportion to their respective Participating Percentages.

     8.6 Allocations for Tax Purposes.

          (a) Allocations of taxable income, gain, and loss, and items thereof, shall be made in accordance with Section 704 of the Code, and pursuant to regulations promulgated thereunder.

          (b) Following a Revaluation Adjustment, Tax Allocations to a Unit Holder with respect to items of Partnership property shall be made and determined so as to take into account the variation between the adjusted tax basis and book value of the property in the manner selected by the General Partners under Code Section 704(c) and regulations promulgated thereunder.

          (c) The General Partners shall have the authority in its sole and absolute discretion to make any appropriate modifications if events might otherwise cause this Agreement not to comply with Section 704 of the Code or Treasury Regulations thereunder as long as such modifications are not likely to have any effect on the timing or the amount of distributions to any Partners hereunder. The Partnership shall utilize independent accountants to review and/or prepare the Partnership's income tax returns, and said accountants shall be the final arbiters as to the determination of such allocations. The General Partners shall promptly notify the Limited Partners of any modifications they propose to make.

          (d) For purposes of Section 704(c) of the Code, Unit Holders contributing property, whether as their initial contributions or otherwise, shall, as soon as practicable thereafter, furnish the General Partners with information as to the tax basis of the property so contributed. In the event a contributory Unit Holder has transferred some or all of the Unit Holder's Units, all or a portion of the so-called built-in gains and built-in losses under
Section 704(c) of the Code otherwise allocated to the contributing Unit Holder hereunder shall instead be allocated to the transferee of such Units in accordance with the Treasury Regulations under Section 704(c) of the Code.



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     8.7  Determination of Certain Matters. All matters concerning the valuation of securities, the allocation (other than for tax purposes) of Profits and Losses and items thereof among the Unit Holders, including the taxes due thereon, and accounting procedures, not specifically and expressly provided for by the terms of this Agreement, shall be determined by the General Partners in their sole discretion.

     8.8  No Interest. Capital Accounts will not bear interest.

                                   ARTICLE IX

                                 DISTRIBUTIONS

     9.1 Subject to the provisions of Article XVIII, when (in the opinion of the General Partners) there is cash available for distribution (after establishing reserves which the General Partners, in their reasonable discretion, deem necessary), such funds shall be distributed as soon as practicable to the Class C Limited Partner Unit Holders as further provided in
Section 9.3 in the amount of the Class C Participating Percentage of the total amount distributed, and the balance of such cash available for distribution shall be distributed to the Unit Holders (other than the Class C Limited Partner Unit Holders) as further provided in Section 9.2.

     9.2 Cash distributed to the Unit Holders (other than the Class C Partner Unit Holders) pursuant to Section 9.1 shall be distributed (a) first to the Class A Limited Partner Unit Holders in an amount equal to the then unpaid Class A Limited Partner Preferential Return, (b) next to the Class A Limited Partner Unit Holders in an amount equal to the Class A Limited Partner Preferential Return Amount as of the date of such distribution, and (c) the balance of such cash shall be distributed to the Unit Holders (other than the Class C Limited Partner Unit Holders) in proportion to their respective Participating Percentages.

     9.3 Cash distributed to the Class C Limited Partner Unit Holders pursuant to Section 9.1 shall be distributed among the Class C Limited Partner Unit Holders in proportion to their respective Participating Percentages.

     9.4 All amounts withheld from distributions by or for the Partnership pursuant to the Code or any provision of any state or local tax law shall be treated for all purposes of this Agreement as distributed to those Partners who receive tax credits with respect to the withheld amounts. In any case where a tax (such as the Illinois Replacement Tax), fee, or other assessment is levied upon the Partnership, the amount of which is determined in whole or part by the status or identity of the Partners, the General Partners shall allocate the expense and withhold from the distributions to the Partners their attributable share of such taxes, fees or assessments.

     9.5 No repurchases of any Partner's interest in the Partnership shall be made without the consent of the Class A Limited Partner, except as provided in
Section 9.6. Subject to the provisions of Article XVIII, but notwithstanding any other provision of this Agreement to the contrary, no proceeds from the sale, exchange or other disposition of any of the Partnership's investment assets, or from the refinancing of any of the Partnership's investment assets, shall



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be distributed to the General Partner Unit Holders without the consent of the
Class A Limited Partner.

     9.6 Beginning one year after the date on which any Class C Limited Partner makes a capital contribution to the Partnership, and at the election of either the General Partners or such Class C Limited Partner, the Partnership shall make a distribution in kind to the Unit Holders of the interest of such Class C Limited Partner in complete redemption of such Class C Limited Partner's interest in the Partnership, and, concurrently with such distribution in kind and as part of such redemption, the Partnership shall make a cash distribution to such Unit Holders of the interest of such Class C Limited Partner in an amount equal to such Class C Limited Partner's pro rata share of any amounts which are received or receivable by the Partnership on or before the date of such redemption and which have not been distributed prior to such redemption. Such distribution in kind shall consist of a number of shares of TCG common stock equal to the number of shares of CTFG Common Stock contributed to the Partnership by such Class C Limited Partner, or, in the event of a split or other change or reorganization involving the shares of TCG, the corresponding number of shares of TCG or a successor entity.


                                   ARTICLE X

                                    RESERVED


                                   ARTICLE XI

                          BOOKS OF ACCOUNT AND RECORDS

     Accurate, full and complete records and books of account shall be kept by the General Partners in which shall be entered all transactions and other matters relative to the Partnership's business as are usually entered into records and books of account maintained by Persons engaged in business of a like character. The Partnership books and records shall be kept on a cash basis, unless a different accounting method is permitted under applicable law and the General Partners elect to employ such method. The books and records shall be maintained at the principal offices of the Partnership and shall be open to the reasonable inspection and examination by the Partners or their duly authorize representatives during reasonable business hours. The Partnership shall utilize independent accountants to prepare the Partnership's tax returns.


                                  ARTICLE XII

                                  FISCAL YEAR

     The fiscal year of the Partnership shall end on the thirty-first day of December in each year, unless otherwise determined by the General Partners.



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                                  ARTICLE XIII

                       PARTNERSHIP FUNDS AND OTHER ASSETS

     13.1 The funds of the Partnership shall be deposited in such bank, brokerage, money market or other accounts, or invested in such other interest-bearing or non-interest-bearing investments, at such financially sound commercial banks or other institutions as shall be designated by the General Partners in their reasonable judgment. All withdrawals from any such accounts shall be made by the authorized officer(s) or agent(s) of the General Partners. Partnership funds shall be separately identifiable from those of any other Person. Title to Partnership assets may be held in street name or any other sort of nominee arrangement in the General Partners' sole discretion.

     13.2 The Partnership shall use its commercially reasonable best efforts to maintain adequate identification of separate lots of stock owned by maintaining separate stock certificates to evidence each lot, or by identification in the Partnership's records and in instructions given to transfer agents and distributees, all as provided in Treasury Regulations Section 1.1012-1(c).

                                  ARTICLE XIV

                           STATUS OF LIMITED PARTNERS

     14.1 Except as otherwise provided by this Agreement, the Limited Partners (as such) shall not participate in the management or control of the Partnership's business nor shall they transact any business for the Partnership, nor shall they have the power to act for or bind the Partnership, said powers being vested solely and exclusively in the General Partners.

     14.2 No Limited Partner (as such) shall have any personal liability whatsoever, whether to the Partnership, to any of the Partners or to the creditors of the Partnership, for the debts of the Partnership or any of its liabilities or losses.

     14.3 The death, dissolution, termination, incapacity or bankruptcy of a Limited Partner or the transfer of all of a Limited Partner's Partnership interest to anyone not then a Partner shall not cause a dissolution of the Partnership, but the rights of such Limited Partner to share in the profits and losses of the Partnership, to receive distributions of Partnership funds and to assign an interest pursuant to Article XVI hereof shall, on the happening of such an event, devolve on his success-in-interest, if any, and the Partnership shall continue as a limited partnership. The successor-in-interest of a Limited Partner shall become a substituted Limited Partner only upon compliance with
Article XVI hereof.

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                                   ARTICLE XV

                POWERS, RIGHTS AND DUTIES OF THE GENERAL PARTNER

     15.1 Except as otherwise required by law and except when the consent of the Limited Partners is expressly required by this Agreement, the General Partners shall have exclusive authority to manage the operations and affairs of the Partnership and to make all decisions regarding the business of the Partnership. Pursuant to the foregoing, it is understood and agreed that the General Partners shall have all of the rights and powers of general partners as provided in the Act and as otherwise provided by law, and any action taken by the General Partners shall constitute the act of and serve to bind the Partnership. Without limiting the generality of the foregoing, the General Partners may cause the Partnership to buy, sell and hold assets, hire and fire employees and become a partner, stockholder or other owner of other entities.

     15.2 The General Partners are hereby granted the right, power and authority to do on behalf of the Partnership all things which, in their sole judgment, are necessary, proper or desirable to carry out the aforementioned duties and responsibilities.

     15.3 The General Partners shall devote such time to the Partnership business as they, in their sole discretion, shall deem to be necessary to fully and properly manage and supervise the Partnership business and affairs in a prudent and efficient manner.

     15.4 Neither a General Partner nor any duly authorized agent of a General Partner shall be liable, responsible or accountable in damages or otherwise to the Partnership or any Limited Partner for any action taken or failure to act on behalf of the Partnership within the scope of the authority conferred on the General Partner by this Agreement or by law unless such action or omission was performed or omitted fraudulently or in bad faith.

     The General Partners and the Limited Partners specifically acknowledge, without limiting the general applicability of this Section 15.4, that a General Partner shall not be liable, responsible or accountable in damages or otherwise to the Partnership or any Limited Partner with respect to any action taken by a General Partner in conjunction with an audit of the Partnership for income tax or other purposes. Notwithstanding the foregoing, Melvin E. Pearl and Iris Tark Taylor, as Co-Trustees of the Shirley Tark Grandchildrens Trust for Jeffrey, are hereby designated the "tax matters partner" of the Partnership pursuant to Code
Section 6223.

     15.5 The Partnership shall indemnify and hold harmless each General Partner and its duly authorized agents from and against any loss, expense, damage or injury suffered or sustained by it by reason of any acts, omissions or alleged acts or omissions arising out of its activities on behalf of the Partnership, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, if the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based were for a purpose reasonably believed to be in the best interests of the Partnership and were not performed or omitted fraudulently or in bad faith. Any such indemnification shall only


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be from the assets of the Partnership. The Partnership may advance sums for payment of amounts described in this Section 15.5 upon receipt of an undertaking signed by or on behalf of the party who receives such advancement(s) providing that the signatory will repay the amounts advanced should the recipient be finally adjudged to be ineligible to be indemnified pursuant to Section 15.5.

     15.6 In the event that a General Partner (i) notifies the remaining General Partner(s) that it will no longer serve as a General Partner, (ii) breaches its obligations under this Agreement in any material respect and such breach remains uncured for 30 days, or (iii) dissolves, terminates files a voluntary petition in bankruptcy, is adjudicated bankrupt, makes an assignment for the benefit of creditors, suffers the appointment of a receiver or has filed against it any similar proceeding that remains unstayed and is not dismissed for a person of 60 consecutive days, then that General Partner's interest in the Partnership shall automatically thereupon convert to a Class B Limited Partner interest which shall have the identical economic rights of the General Partner interest owned by such General Partner and, notwithstanding any provision of this Partnership Agreement to the contrary, thereafter such General Partner shall have no further rights or authority as a General Partner, and such Class B Limited Partner interest shall have no voting rights whatsoever, but shall retain any and all liabilities of such General Partner arising or incurred prior to such conversion.

     15.7 To the maximum extent permitted by applicable law, the duties of a General Partner and the duly authorized agents of a General Partner to the Partnership and its Limited Partners shall be limited to those provided expressly herein.

     15.8 If at any time, there shall be more than one General Partner of the Partnership, any act or decision of the General Partners shall be made only upon the concurrence or consent of the General Partners holding a majority of the Participating Percentages held by all of the General Partners.

     15.9 Notwithstanding any of the foregoing provisions of this Article XV or any other provision hereof to the contrary, the General Partners shall not, without the prior written consent of the holders of a majority of the Units held by Class C Limited Partners, cause the Partnership (i) to sell, exchange or otherwise dispose of all or any substantial portion of the Partnership's assets, other than pursuant to Article XXI hereof, (ii) to borrow money, incur obligations to spend or invest money or assets, or act as guarantor or surety, or to pledge or otherwise encumber any of the Partnership's assets; (iii) to enter into a joint venture or partnership; (iv) to enter any operating business or cause the Partnership to cease to be an "investment partnership" within the meaning of Section 731(c)(3)(C) of the Code; or (v) admit any additional Partner (other than a transferee of the interest of an existing Partner in accordance with Article XVI).

                                  ARTICLE XVI

                        TRANSFER OF PARTNERSHIP INTEREST


     16.1 Subject to the limitations which follow, the interest of a Limited Partner or any portion thereof may be assigned and transferred. A Limited Partner may assign the whole or any portion of his limited partnership interest by a written assignment, the terms of which do not contravene this Agreement, which assignment has been duly executed by the assignor and assignee, received by the Partnership, and recorded on the books of the Partnership.

     16.2 The "effective date" of an assignment of a limited partnership interest shall be that date set forth in the written instrument of assignment.

     16.3 Anything herein to the contrary notwithstanding, both the Partnership and the General Partners shall be entitled to treat the assignor of a limited partnership interest as the absolute owner thereof all respects prior to the effective date of an assignment of such interest effected as permitted by this
Article XVI, and shall incur no liability for distributions of cash or other property made in good faith to such owner, until such time as the written assignment has been received by the Partnership, and recorded on the books of the Partnership.

     16.4 An assignee of a limited partnership interest shall be entitled to receive the distributions of cash or other property from the Partnership attributable to such interest from and after the effective date of the assignment of such interest to him, except as provided in Section 16.3 above.

     16.5 No transfer or assignment of any limited partnership interest may be made if such transfer or assignment would, in the opinion of counsel satisfactory to the Partnership, result in (i) a termination of the Partnership for purposes of Section 708 of the Code, or any comparable provision then in effect, (ii) the Partnership being treated as an association taxable as a corporation for Federal income tax purposes or (iii) a violation of the registration requirements of (a) the Securities Act of 1933, as amended (or any applicable successor statute), or (b) any applicable State securities laws.

     16.6 In no event shall any limited partnership interest be assigned or transferred to a minor or an incompetent except as provided in the Uniform Gifts to Minors Act or other applicable statute.

     16.7 Intentionally Left Blank

     16.8 Any assignee or transferee shall not automatically become a substituted Limited Partner and shall not have any of the rights of a Limited Partner, except that he shall be entitled to receive the share of profits and losses of the Partnership, the return of capital contributions and any other distributions to which such Limited Partner would have been entitled. The assignee or transferee of a Limited Partner's interest, or any portion thereof, may be admitted to the Partnership as a Limited Partner in the place and stead of, or together with, as the case may be, the Limited Partner who has assigned or transferred his interest upon satisfaction of all of the following conditions:

        (i) A duly executed and acknowledged written instrument of assignment must be filed with the Partnership setting forth the intention of the assignor that the assignee become a Limited Partner in his place (or together with the assignor, as the case may be).

        (ii) The assignor and the assignee must execute and deliver such other instruments as the General Partners reasonably may deem necessary or desirable to effect such admission, including the written acceptance and adoption by the assignee of the provisions of this Agreement.

        (iii) The written consent of the General Partners to such substitution shall be obtained, which consent shall not be unreasonably withheld.

     After all of the foregoing conditions have been fulfilled and the assignee has been admitted to the Partnership as a Limited Partner, the General Partners shall amend this Agreement and any Schedules hereto to reflect the assignee's admission to the Partnership as a Limited Partner.

     16.9 No General Partner shall transfer or assign its interest as a General partner under this Agreement without the written consent of the remaining General Partner(s) and a majority of the Participating Percentages held by the Limited Partners, which consent shall not be unreasonably withheld.

     16.10 Any attempted transfer or assignment of a Limited Partner's or a General Partner's interest which does not comply with the provisions of Article XVI shall be void and ineffective and shall not bind the Partnership or the General Partner.


                                  ARTICLE XVII
                         DISSOLUTION OF THE PARTNERSHIP

     The happening of any of the following events shall work an immediate dissolution of the Partnership:

          (i) if a General Partner dissolves, files a voluntary petition in bankruptcy, is adjudicated bankrupt, makes an assignment for the benefit of creditors, suffers the appointment of a receiver or has filed against it any similar proceeding that remains unstayed for a period of 60 consecutive days, or causes or suffers its interest to be converted to a Class B Limited
               Partner interest pursuant to Section 15.6, unless another General Partner shall be then acting or unless a substitute General Partner is selected by a majority of the Participating Percentages of the Limited Partners within 30 days thereafter and the new General Partner elects to continue the business of the Partnership;

          (ii) a majority vote of the Participating Percentages held by the Limited Partners and a majority vote of the Participating Percentages held by the General Partners; or

          (iii)     the expiration of the term of the Partnership as provided in
                    Article VI of this Agreement.

                                 ARTICLE XVIII

                        ADDITIONAL PROVISIONS CONCERNING
                         DISSOLUTION OF THE PARTNERSHIP

     18.1 In the event of the dissolution of the Partnership for any reason, the General Partners (or in the event that there is no remaining General Partner, the liquidator or liquidating committee selected by Limited Partners holding a majority of the Participating Percentages held by the Limited Partners) shall wind up the affairs of the Partnership. The Partners shall continue to share profits and losses during the period of liquidation in the same manner as before the dissolution. The General Partners (or such liquidator or liquidating committee) shall have full right and reasonable discretion to determine whether to sell all or any part of the Partnership's property, as well as the time, manner and terms of any sale or sales of Partnership property pursuant to such liquidation, subject, however, to Section 18.2. Any liquidator or liquidating committee appointed pursuant to this Section 18.1, upon filing of the documents required under the Act, have the status, powers, privileges and responsibilities of a liquidating trustee under the Act.

     18.2 Following the payment of all debts and liabilities of the Partnership and all expenses of liquidation, and subject to the right of the General Partners (or such liquidator or liquidating committee) to set up such reserves as it may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership, the proceeds of the liquidation and any other funds or assets of the Partnership (including shares of stock then owned by the Partnership) shall be distributed first to the Class C Limited Partner Unit Holders in kind as if the General Partners or all the Class C Limited Partners had elected to cause the Partnership to make distributions in redemption of the interests of the Class C Limited Partners as provided in Section 9.6, and then to the Class A Limited Partner Unit Holders in an amount equal to the then unpaid Class A Limited Partner Preferential Return, next to the Class A Limited Partner Unit Holders in an amount equal to the Class A Limited Partner Preferential Return Amount as the date of such distribution, and the balance of such proceeds shall be distributed to the Unit Holders (other than the Class C Limited Partner Unit Holders) in distributed to the Unit Holders (other than the Class C Limited Partner Unit Holders) in proportion to their respective Participating Percentages. Any such reserves shall be distributed in a like manner at such time or times as the General Partners (or liquidator or liquidating committee) determine that they are no longer required to pay for such liabilities or obligations. If the General Partners determine that it is in the best interests of the Partners to distribute the assets of the Partnership in kind, rather than liquidating such assets, the General Partners may distribute such assets in kind in effecting the liquidation of the Partnership. The Partners agree to execute and deliver such documents as may be reasonably requested by the General Partners to effect such distributions.

     18.3 Each partner shall look solely to the assets of the Partnership for all distributions with respect to the Partnership (including, with limitation, distributions in satisfaction of the Class A Limited Partner Preferential Return) and for the return of its capital contribution and shall have no recourse therefor against any other Partner. Except as otherwise provided in this Agreement, the Partners shall not have any right to demand or receive property other than cash upon dissolution and termination of the Partnership or to demand the return of their capital contributions to the Partnership, the fair market value of their Partnership interest or the balance of their capital account. No Partner shall be required to pay the Partnership, the other Partners, or any Partnership creditor, the amount of the Partner's negative capital account balance, if any.

     18.4 Upon the completion of the liquidation of the Partnership and the distribution of all Partnership funds, the Partnership shall terminate, and the General Partners (or liquidator or liquidating committee) shall have the authority to execute and record a Certificate of Cancellation of Limited Partnership as well as any and all other documents required to effect the dissolution and termination of the Partnership.


                                  ARTICLE XIX

                                    NOTICES

     All notices and demands required or permitted under this Agreement shall be in writing and may be sent by U.S. mail, first class mail, postage prepaid, overnight air courier or personal delivery to the Partners at their addresses as shown from time to time on the records of the Partnership. Any Partner may specify a different address by notifying all the remaining General Partners in writing of such different address.


                                   ARTICLE XX

                   AMENDMENT OF LIMITED PARTNERSHIP AGREEMENT

     20.1 The General Partners may, in their sole discretion and without the consent of any Limited Partners, amend any provision of this Agreement from time to time, after giving at least five days prior written notice of the amendment to the Limited Partners: (i) for the purpose of adding to this Agreement any further covenants, restrictions, deletions or provisions for the protection of the Limited Partners; (ii) to cure an ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions contained herein and which shall not adversely affect the interest of any Limited Partners; (iii) to make such other provision in regard to matters or questions arising under the Agreement which shall not adversely affect the interest of any Limited Partners; (iv) to cause the allocations contained herein to comply with Section 704 of the Code or any other rules or regulations relating to such allocations; or (v) to cause the provisions of this Agreement to comply with any applicable law, regulation or rule enacted or promulgated after the date of this Agreement so long as it does not change a Partner's economic interest or rights. Except as provided above, this Agreement may be only amended with the consent of both (i) the General Partners holding a majority of the Participating Percentages held by all General Partners, (ii) the Class A Limited Partners holding a majority of the Participating Percentages held by all Class A Limited Partners, and (iii) the Class C Limited Partners holding a majority of the Participating Percentages held by all Class C Limited Partners; provided, however, that no amendment which would reduce the Participating Percentage of a Partner or increase the amount of its required capital contribution may be effected without such Partner's consent; provided, further, however, the provisions of Article IX or Article XVIII may not be amended without the consent of the Class A Limited Partner if such amendment would materially adversely affect the distributions to the class A Limited Partner.

     20.2 In the event this Agreement shall be amended, the General Partners shall amend the Certificate of Limited Partnership to reflect such change if it deems such amendment to be necessary or appropriate.


                                  ARTICLE XXI

                     SHARE EXCHANGE AGREEMENT TRANSACTIONS

     21.1 In connection with a series of transactions described in the Amended and Restated Share Exchange Agreement dated as of June 12, 1996 (the "Share Exchange Agreement") among CTFG, Jeffrey W. Taylor, Bruce W. Taylor and certain other members of the Taylor Family (collectively, the "Taylor Family"), it is contemplated that CTFG will transfer all of the capital stock of TCG to the Taylor Family, the Partnership and others in exchange for their shares of common stock of CTFG, all pursuant to the Share Exchange Agreement.

     21.2 The Partnership shall consummate the transactions contemplated by the Share Exchange Agreement with respect to all of the shares of CTFG Common Stock owned by the Partnership in accordance with the Share Exchange Agreement, and the General Partners are hereby authorized and directed to execute and deliver such documents and instruments and to take such other actions on behalf of the Partnership as may be reasonably necessary or appropriate to consummate such transactions pursuant to the Share Exchange Agreement.

     21.3 General Partners and the Class A Limited Partner represent and warrant to the Class C Limited Partners, as of the date hereof, as follows:

          (a) The Partnership is, and at all times since its formation has been, an "investment partnership" within the meaning of Section 731(c)(3)(C) of the Code.

          (b) The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Illinois. The Partnership has all necessary partnership power and authority to conduct its business as it is now being conducted and as currently proposed to be conducted.

     (c) The Partnership has no liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise), except liabilities and obligations pursuant to the Share Exchange Agreement and this Agreement.

     (d) Each of the General Partners and the Class A Limited Partner has full legal capacity, power and authority to enter into and perform their respective obligations under this Agreement. This Agreement has been duly executed and delivered by each of the General Partners and the Class A Limited Partner (or by duly authorized representatives thereof).

     (e) No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other Person is required for the execution and delivery of this Agreement by the General Partners and the Class A Limited Partner and the consummation by them of the transactions contemplated by this Agreement, other than the transactions described in the Share Exchange Agreement.

     (f) Neither the execution and delivery of this Agreement by the General Partners and the Class A Limited Partner, nor the consummation of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of the Partnership's Certificate of Limited Partnership, or any agreement or instrument, or any statute, regulation, order, writ, injunction, judgment or decree of any court or any governmental authority or arbitrator, in each case, binding upon the Partnership, any General Partner or the Class A Limited Partner.

                                  ARTICLE XXII

                                 MISCELLANEOUS

     22.1 This Agreement constitutes the entire agreement among the parties regarding the subject matter of the Agreement. It supersedes any prior agreement or understandings among them regarding the subject matter of the Agreement, and it may not be modified or amended in any manner other than as set forth herein.

     22.2 This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Illinois.

     22.3 Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, heirs, administrators, executors, successors and assigns.

     22.4 Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

     22.5 Captions contained in the Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision thereof.

     22.6 If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     22.7 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     22.8 No General Partner is obligated to deliver or mail to any Limited Partner a copy of the Partnership's Certificate of Limited Partnership or of any amendment thereto or restatement thereof.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first written above.


CLASS A LIMITED PARTNER:               GENERAL PARTNERS:


--------------------------             -------------------------------------
Sidney J. Taylor                       Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Jeffrey U/A/D
                                       1/20/78


CLASS C LIMITED PARTNERS:


--------------------------             -------------------------------------
Richard Kaplan                         Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Cindy U/A/D
                                       1/20/78


/s/ CORKY EISEN
--------------------------
Corky Eisen



--------------------------             -------------------------------------
Edward McGowan                         Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Bruce U/A/D
                                       1/20/78


Emanuel Family Partnership


By:
   ------------------------
   Ronald Emanuel, Managing Partner

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first written above.


CLASS A LIMITED PARTNER:               GENERAL PARTNERS:


--------------------------             -------------------------------------
Sidney J. Taylor                       Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Jeffrey U/A/D
                                       1/20/78


CLASS C LIMITED PARTNERS:

/s/ RICHARD KAPLAN
--------------------------             -------------------------------------
Richard Kaplan                         Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Cindy U/A/D
                                       1/20/78



--------------------------
Corky Eisen



--------------------------             -------------------------------------
Edward McGowan                         Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Bruce U/A/D
                                       1/20/78


Emanuel Family Partnership


By:
   ------------------------
   Ronald Emanuel, Managing Partner

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first written above.


CLASS A LIMITED PARTNER:        GENERAL PARTNERS:



-------------------------       -----------------------------------------------,
Sidney J. Taylor                Iris Tark Taylor, not individually but solely
                                as Co-Trustee of the Shirley Tark Grandchildrens
                                Trust for Jeffrey U/A/D 1/20/78


CLASS C LIMITED PARTNERS:



-------------------------       -----------------------------------------------,
Richard Kaplan                  Iris Tark Taylor, not individually but solely
                                as Co-Trustee of the Shirley Tark Grandchildrens
                                Trust for Cindy U/A/D 1/20/78



-------------------------
Corky Eisen




/s/ Edward McGowan
-------------------------       -----------------------------------------------,
Edward McGowan                  Iris Tark Taylor, not individually but solely
                                as Co-Trustee of the Shirley Tark Grandchildrens
                                Trust for Bruce U/A/D 1/20/78



Emanuel Family Partnership



By:-----------------------
   Ronald Emanuel, Managing Partner

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first written above.


CLASS A LIMITED PARTNER:               GENERAL PARTNERS:


--------------------------             -------------------------------------
Sidney J. Taylor                       Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Jeffrey U/A/D
                                       1/20/78


CLASS C LIMITED PARTNERS:


--------------------------             -------------------------------------
Richard Kaplan                         Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Cindy U/A/D
                                       1/20/78



--------------------------
Corky Eisen



--------------------------             -------------------------------------
Edward McGowan                         Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Bruce U/A/D
                                       1/20/78


Emanuel Family Partnership


By: /s/ RONALD EMANUEL
   ------------------------
   Ronald Emanuel, Managing Partner

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first written above.


CLASS A LIMITED PARTNER:               GENERAL PARTNERS:


/s/ SIDNEY J. TAYLOR                   /s/ IRIS TARK TAYLOR
--------------------------             -------------------------------------
Sidney J. Taylor                       Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Jeffrey U/A/D
                                       1/20/78


CLASS C LIMITED PARTNERS:

                                       /s/ IRIS TARK TAYLOR
--------------------------             -------------------------------------
Richard Kaplan                         Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Cindy U/A/D
                                       1/20/78



--------------------------
Corky Eisen


                                       /s/ IRIS TARK TAYLOR
--------------------------             -------------------------------------
Edward McGowan                         Iris Tark Taylor, not individually but
                                       solely as Co-Trustee of the Shirley Tark
                                       Grandchildrens Trust for Bruce U/A/D
                                       1/20/78


Emanuel Family Partnership


By:
   ------------------------
   Ronald Emanuel, Managing Partner

                                   SCHEDULE A
                         TO SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                        TAYLOR FAMILY PARTNERSHIP, L.P.

NAME AND BUSINESS                          Number of Shares of CTFG            Participating
ADDRESS                                    Common Stock Initially              Percentages and
-----------------                          Contributed (adjusted for           Partnership Units
GENERAL PARTNERS:                          post-contribution stock split       (after giving effect to
-----------------                          and other changes)                  the Agreement)

Melvin E. Pearl and Iris Tark
Taylor, not individually but solely
as Co-Trustees of the Shirley Tark
Grandchildrens Trust for Jeffrey
U/A/D 1/20/78 c/o Cole-Taylor
Financial Group, Inc.
350 East Dundee Road
Wheeling, Illinois 60090                              50,000                              21.96

Melvin E. Pearl and Iris Tark
Taylor, not individually but solely
as Co-Trustees of the Shirley Tark
Grandchildrens Trust for Cindy
U/A/D 1/20/78 c/o Cole-Taylor
Financial Group, Inc.
350 East Dundee Road
Wheeling, Illinois 60090                              50,000                              21.96

Melvin E. Pearl and Iris Tark
Taylor, not individually but solely
as Co-Trustees of the Shirley Tark
Grandchildrens Trust for Bruce
U/A/D 1/20/78 c/o Cole-Taylor
Financial Group, Inc.
350 East Dundee Road
Wheeling, Illinois 60090                              50,000                              21.96

CLASS A LIMITED PARTNER:
------------------------

Sidney J. Taylor
c/o Cole-Taylor
  Financial Group, Inc.
350 East Dundee Road
Wheeling, Illinois 60090                             600,000                              11.12
                                                     -------                             ------

TOTAL FOR GENERAL PARTNERS AND
CLASS A LIMITED PARTNER                              750,000                              77.00
                                                     -------                             ------

CLASS C LIMITED PARTNERS:
-------------------------

Richard Kaplan                                        20,765                               2.13

Corky Eisen                                           45,768                               4.70

Edward McGowan                                        42,377                               4.35

Emanuel Family Partnership                           115,096                              11.82
                                                     -------                             ------

TOTAL FOR CLASS C LIMITED PARTNERS                   224,006                              23.00
                                                     -------                             ------
TOTAL FOR ALL PARTNERS                               974,006                             100.00
                                                     =======                             ======

                                   EXHIBIT A

                     CLASS A LIMITED PARTNER EFFECTIVE DATE
                     PREFERENTIAL RETURN AMOUNT CALCULATION

                                 See Attached.

                           TAYLOR FAMILY PARTNERSHIP
                        SID TAYLOR - PREFERENTIAL RETURN


Original Class A Ltd. Partner Stated Value:

                  FMV date of contribution                           3,168,000
                                                                     ---------

                                                    Current          Cumulative
                                                    Addition           Total
                                                    --------         ----------
                  1,992             3,168,000
                                      x 10.5%
                                    ---------

                                      332,840
                                      x 3/365
                                    ---------

                                        2,734           2,734             2,734

                  1,993             3,170,734
                                      x 10.5%
                                    ---------

                                      332,827
                                      (83.750)
                                    ---------

                                      239,177         239,177           241,911


                  1,994             3,409,811
                                      x 10.5%
                                    ---------

                                      358,041
                                     (121,875)
                                    ---------

                                      236,186         235,166           478,077

                  1,995             3,648,077
                                      x 10.5%
                                    ---------

                                      382,838
                                     (195,000)
                                    ---------

                                      187,838         187,838           655,815

                  1,996             3,833,816
                                      x 10.5%
                                      x 8.6/12

              Thru Oct                318,084
              Divide                 (265,000)
                                    ---------

Preferred Return 10-18-86              63,694          63,694           729,608
                                                                        =======


01/09/97                                      09:23 AM

                                   EXHIBIT B

            CLASS A LIMITED PARTNER EFFECTIVE DATE VALUE CALCULATION

                GENERAL PARTNER EFFECTIVE DATE VALUE CALCULATION



                                 See Attached.

                        Revised Partnership Percentages


Total FMV Assets @ $31/sh           $23,260,000
Stated Value - Sid                  (53,168,000)
Stated Value - Kids                   ($782,000)
                                    -----------

Net                                 $18,290,000

Participating %'s:

Kids                           99%  $19,097,100
Sid                             1%     $192,800
                                    -----------

                                    $19,290,000
                                    ===========

Sid - Percentage:

# of shares - 1%                          6,223
# of shares - Stated Value/$31          120,194
                                    -----------

Total - Sid                             108,417       108,417           14.48%
                                    ===========

Kids - Percentage:

# of shares - 99%                       616,038
# of shares - Stated Value/$31           25,548
                                    -----------

Total - Kids                            641,683       641,683           16.64%
                                    -----------       -------           -----

                                                      750,000             100%
                                                      =======           =====


01/09/97                                      01:23 AM

                                   EXHIBIT C

                                CAPITAL ACCOUNTS

TAYLOR FAMILY PARTNERSHIP REVALUATION


Pursuant to Article VIII Section 8.4(c) of the Second Amended and Restated Limited Partnership Agreement of the Taylor Family Partnership, L.P., due to the capital contribution of the Class C Limited Partners on February 12, 1997, a revaluation of the partnership property is necessary. The revaluation is based on the fair market value of the partnership property on the date of the contribution. The Partners' capital accounts are to be maintained consistent with this revaluation. Accordingly, the capital accounts revised to reflect the fair market value of the partnership property are as follows:


                                                                        Participating
General Partners:                                                       Percentages
Shirley Tark Grandchildren's Trust
  Jeffrey                                              $3,929,359.96     21.96%

Shirley Tark Grandchildren's Trust
  Cindy                                                $3,929,359.96     21.96%

Shirley Tark Grandchildren's Trust
  Bruce                                                $3,929,359.96     21.96%

Class A Limited Partner:

Sidney Taylor                                          $2,086,920.11     11.12%

Class C Limited Partners:

Richard Kaplan                                           $384,152.20      2.13%

Corky Eisen                                              $846,708.00      4.70%

Edward McGowan                                           $783,974.50      4.35%

Emanuel Family Partnership                             $2,129,276.00     11.82%
                                                      --------------    ------

                                    TOTAL             $18,019,110.70    100.00%

Note: The value is based on the average selling price of CTFG stock on February 12, 1997 of $18.50/share.


DOC  35233                          02/20/97